Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Janus Henderson Group plc on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard M. Weil, Co-Chief Executive Officer of Janus Henderson Group plc, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Janus Henderson Group plc.

/s/ Richard M. Weil
Richard M. Weil
Co-Chief Executive Officer

Date: November 9, 2017

A signed original of this written statement required by Section 906 has been provided to Janus Henderson Group plc and will be retained by Janus Henderson Group plc and furnished to the Securities and Exchange Commission or its staff upon request.